UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

MIDSOUTH BANCORP, INC.

(Exact name of registrant as specified in charter)

Louisiana
(State or other jurisdiction of incorporation)

1-11826 (Commission File Number)	72-1020809 (IRS Employer Identification No.)

102 Versailles Boulevard, Lafayette, Louisiana 70502
(Address of principal executive offices, including zip code)

(337) 237-8343
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Second Amendment to Agreement & Plan of Merger
Press Release - Announcing Finalization of Merger

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 27, 2004, MidSouth Bancorp, Inc. (“MidSouth”) and Lamar Bancshares, Inc. (“Lamar”) entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Lamar was merged into MidSouth (the “Merger”). The Merger was consummated on October 1, 2004. MidSouth had no material relationship with Lamar or any of its affiliates prior to this transaction.

Under the terms of the Agreement, MidSouth issued shares of its common stock valued at approximately $12.5 million and paid approximately $10.5 million in cash for all of the outstanding shares of Lamar, bringing the total value of the transaction to approximately $23.0 million. The approximately $115.0 million in assets of Lamar acquired by MidSouth pursuant to the Merger consist primarily of $80.8 million in loans (net of allowance for loan losses), $22.7 million in investment securities and federal funds sold, $4.8 million in cash on hand and due from other banks, and $2.8 million in fixed assets.

ITEM 8.01 OTHER EVENTS

On October 4, 2004, MidSouth Bancorp, Inc., issued a press release announcing the finalization of the merger of Lamar Bancshares, Inc. into MidSouth Bancorp, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The appropriate financial statements will be filed with the Securities and Exchange Commission not later than 71 calendar days after the date of this Form 8-K.

(b)	Pro Forma Financial Information

The appropriate financial statements will be filed with the Securities and Exchange Commission not later than 71 calendar days after the date of this Form 8-K.

(c)	Exhibits

2.1(i) Agreement and Plan of Merger, dated May 27, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

2.2(i) First Amendment to Agreement and Plan of Merger, dated July 14, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

2.3(ii) Second Amendment to Agreement and Plan of Merger, dated September 15, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

99.1(ii) Press release dated October 4, 2004 announcing the finalization of the merger of Lamar Bancshares, Inc. into MidSouth Bancorp, Inc.

(i)	Included in Exhibit 2.1 (amended and restated Agreement and Plan of Merger) to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on August 6, 2004.

(ii)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
By:	/s/ C. R. Cloutier
C.R. Cloutier
President and Chief Executive Officer

DATE: October 7, 2004

EXHIBIT INDEX

Exhibit
Number	Description
2.3	Second Amendment to Agreement and Plan of Merger, dated September 15, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.
99.1	Press release dated October 4, 2004 announcing the finalization of the merger of Lamar Bancshares, Inc. into MidSouth Bancorp, Inc.